Exhibit 10(ak)



                      SECURITIES PURCHASE AND SUPPLEMENTAL
                            EXCHANGE RIGHTS AGREEMENT


     SECURITIES PURCHASE AND SUPPLEMENTAL EXCHANGE RIGHTS AGREEMENT (the "Agreement"), dated as of August 10, 2000 by and among ConnectClearly.com Inc., a Delaware corporation, with principal executive offices at 20 Ketchum Street, Westport, Connecticut 06880 ("ConnectClearly"), NCT Group, Inc., a Delaware corporation, with principal executive offices at 20 Ketchum Street, Westport, Connecticut 06880 ("NCT"), and the investors listed on Schedule 1 attached hereto (individually, a "Buyer" and collectively, the "Buyers").

                                   WITNESSETH:

     WHEREAS, ConnectClearly is authorized to issue shares of common stock having a par value of $0.01 per share (the "ConnectClearly Common Stock").

     WHEREAS, ConnectClearly, NCT and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS,   the  Buyers   desire  to  purchase  from   ConnectClearly,   and
ConnectClearly desires to issue and sell to the Buyers, upon the terms and conditions stated in this Agreement, an aggregate amount of 2,000 shares of ConnectClearly Common Stock in the respective amounts set forth opposite each Buyer's name on Schedule 1 (the "Shares");

     WHEREAS, NCT is granting the Buyers supplemental exchange rights whereby the Buyers may, in accordance with and subject to the terms of this Agreement, exchange Shares for shares of NCT's common stock, $0.01 par value per share (the "NCT Common Stock") (as exchanged, the "Exchange Shares"); and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, NCT, ConnectClearly and the Buyers are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as "Exhibit A" (the "Registration Rights Agreement") pursuant to which NCT and ConnectClearly have agreed to provide certain registration rights.

     NOW THEREFORE, in consideration of the premises hereof and the mutual covenants, representations and warranties contained herein, ConnectClearly, NCT and each Buyer (severally and not jointly) hereby agree as follows:

      1.    PURCHASE AND SALE OF CONNECTCLEARLY
            COMMON STOCK.

          a. Purchase of ConnectClearly Common Stock. Subject to the satisfaction (or waiver) of the conditions precedent to Closing (as defined below) as set forth in Sections 8 and 9 below, on the Closing Dates (as defined below), ConnectClearly shall issue and sell to the Buyers, and the Buyers, severally and not jointly, shall purchase from ConnectClearly, an aggregate of 2,000 Shares, each share having a stated value of $1,000 (the "Stated Value"), in consideration for an aggregate purchase price of $2,000,000 (the "Purchase Price") in the respective amounts set forth opposite each Buyer's name on Schedule 1.

          b. The Closings.

               (i) The Initial Closing.

                    (A) The closing of the purchase and sale of the Initial Shares (as defined below) (the "Initial Closing") shall take place at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, immediately following the execution hereof or such later date or different location as the parties shall agree in writing, but not prior to the date that the conditions set forth in Sections 8 and 9 have been satisfied or waived by the appropriate party. The date of the Initial Closing is hereinafter referred to as the "Initial Closing Date." At the Initial Closing, ConnectClearly shall sell and issue to the Buyers, and the Buyers shall, severally and not jointly, purchase from ConnectClearly, 1,000 Shares (the "Initial Shares") for an aggregate purchase price of $1,000,000 (the "Initial Purchase Price").

                    (B) At the Initial Closing (a) ConnectClearly shall deliver to each Buyer (1) stock certificates representing the Initial Shares purchased by such Buyer as set forth next to such Buyer's name on Schedule 1 attached hereto, each duly executed on behalf of ConnectClearly and registered in the name of such Buyer or its designee (the "Initial ConnectClearly Common Stock Certificates"), (2) the Warrants (the "Initial Warrants") purchased by such Buyer as set forth next to such Buyer's name on Schedule 1 attached hereto, registered in the name of such Buyer, (3) and all other documents, instruments and writings required to have been delivered at or prior to the Initial Closing by
                    ConnectClearly pursuant to this Agreement and the Registration Rights Agreement, and (b) each Buyer shall deliver to ConnectClearly the portion of the Initial Purchase Price set forth next to its name on Schedule 1, in United States dollars in immediately available funds by wire transfer to an account designated in writing by ConnectClearly for such purpose on or prior to the Initial Closing Date, and all documents, instruments and writings required to have been delivered at or prior to the Initial Closing by such Buyer pursuant to this Agreement and the Registration Rights Agreement.

               (ii) Second Closing.

                    (A) Subject to the terms and conditions set forth in Sections 8 and 9 and elsewhere in this Agreement, on August __, 2001, or upon another date which the parties hereto may otherwise mutually agree (the "Second Closing Date"), the Buyers shall purchase, severally and not jointly, an additional 1,000 Shares (the "Second Tranche Shares") for an aggregate purchase price of $1,000,000 (the "Second Tranche Purchase Price"). At the Second Closing, each Buyer shall be obligated (subject to the terms and conditions herein) to purchase the number of Second Tranche Shares next to such Buyer's name on Schedule 1 attached hereto. The closing of the purchase and sale of the Second Tranche Shares (the "Second Closing") shall take place on the Second Closing Date and in the same manner as the Initial Closing; provided, however, that in no case shall the Second Closing take place unless and until the conditions listed in Section 8 and 9 have been satisfied or waived by the appropriate party. "Closing Date", as used herein, shall mean the Initial Closing Date or the Second Closing Date, or both, as applicable.

                    (B) At the Second Closing (a) ConnectClearly shall deliver to each Buyer (1) stock certificates representing the Second Tranche Shares purchased by such Buyer as set forth next to such Buyer's name on Schedule 1 attached hereto, each duly executed on behalf of ConnectClearly and registered in the name of such Buyer or its designee ("Second ConnectClearly Common Stock Certificates") (2) the Warrants (the "Second Tranche Warrants"; and together with the Initial Warrants, the "Warrants") purchased by such Buyer as set forth next to such Buyer's name on Schedule 1 attached hereto, registered in the name of such Buyer and (3) and all other documents, instruments and writings required to have been delivered at or prior to the Second Closing by ConnectClearly pursuant to this Agreement and the Registration Rights Agreement, and
                    (b) each Buyer shall deliver to ConnectClearly the portion of the Second Tranche Purchase Price set forth next to its name on Schedule 1 attached hereto, in United States dollars in immediately available funds by wire transfer to an account designated in writing by ConnectClearly for such purpose on or prior to the Second Closing Date.

     2. BUYER'S SUPPLEMENTAL RIGHTS TO EXCHANGE CONNECTCLEARLY COMMON STOCK FOR NCT COMMON STOCK

     Each Buyer of Shares shall be entitled, at its sole election, to exchange Shares for shares of NCT Common Stock on the following terms and conditions:

          a. Exchange Rights. At any time, and from time to time, on or after the 180th day following the applicable Issuance Date (as defined below), a Buyer (or its successors and permitted assigns) of Shares shall have the right, but not the obligation, to exchange any number of Shares for fully paid and nonassessable shares of NCT Common Stock at the Exchange Rate (as defined below).

          b. Exchange Rate. The number of shares of NCT Common Stock issuable upon exchange of each Share pursuant to this Section 2 shall be determined according to the following formula (the "Exchange Rate"):

            _____Stated Value_______ = Number of Shares of
                                       Exchange Price NCT Common Stock

     For purposes of this Agreement, the following terms shall have the following meanings:

               (i) "Exchange Price" means (i) the amount obtained by multiplying
               0.8 by the average of the Closing Bid Prices (as defined below) for NCT Common Stock for the five (5) consecutive trading days immediately preceding the Exchange Date (as defined below) or
               (ii) in the event of any adjustment thereof pursuant to Section 2A, such adjusted amount;

               (ii) "Closing Bid Price" means, (a) for any security as of any date, the last closing bid price on the OTC Bulletin Board (the "OTCB") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the OTCB is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price for NCT Common Stock cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of NCT (the price determined pursuant to this Section 2(ii)(a) is referred to as the "Actual Closing Bid Price"), or

          b) if the "Actual Closing Bid Price" for NCT Common Stock at the time of the determination thereof pursuant to Section 2(ii)(a) above shall be less than $0.20 (the "Floor Price"), then NCT may elect to deem the Closing Bid Price to be equal to the Floor Price for the purposes of the Exchange Rate calculation in Section 2(b); provided, however, that NCT may make such election only if it pays, in cash, to an exchanging Buyer an amount equal to the Actual Closing Bid Price multiplied by the number of additional Exchange Shares such Buyer would have received had the Actual Closing Bid Price (rather than the Floor Price) been used to calculate the number of Exchange Shares to which such Buyer was entitled.

               (iii) "Issuance Date" means, with respect to the Initial Shares, the Initial Closing Date and, with respect to the Second Tranche Shares, the Second Closing Date.

          c. Buyer's Delivery Requirements. To exchange Shares for shares of NCT Common Stock on any date (an "Exchange Date"), the Buyer thereof shall
          (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Time, on such date, a copy of a fully executed notice of exchange in the form attached hereto as Exhibit 2 (the "Notice of Exchange") to NCT (c/o Chief Financial Officer, NCT Group, Inc., 20 Ketchum Street, Westport, Connecticut 06880, facsimile number (203) 226-4338) and (B) surrender to a common carrier for delivery to NCT as soon as practicable following such notice, the original certificates representing the Shares being exchanged (or an indemnification undertaking with respect to such certificates in the case of their loss, theft or destruction) (the "ConnectClearly Common Stock Certificates") and the originally executed Notice of Exchange.

          d. NCT and ConnectClearly Response. NCT shall, no later than the Business Day following receipt of a facsimile copy of a Notice of Exchange, send via facsimile, a confirmation of receipt of such Notice of Exchange to such Buyer ("Confirmation of Receipt"). Upon receipt by NCT of the ConnectClearly Common Stock Certificate(s) representing the Shares to be exchanged pursuant to a Notice of Exchange, together with the originally executed Notice of Exchange (such date, "NCT's Receipt"), (i) NCT shall within three Business Days, make any payments due to the Buyer pursuant to Section 2(ii)(b) pursuant to wire instructions provided by the Buyer and (ii) NCT or NCT's Transfer Agent (as applicable) shall, within five (5) Business Days following NCT's Receipt, issue and surrender to a common carrier for overnight delivery to the address as specified in the Notice of Exchange, a certificate or certificates, registered in the name of the Buyer or its designee, for the number of Exchange Shares to which the Buyer shall be entitled under this Agreement. ConnectClearly or ConnectClearly's Transfer Agent (as applicable) shall, and NCT shall cause ConnectClearly to, within five (5) Business Days following NCT's Receipt, issue and surrender to a common carrier for overnight delivery to the address as specified in the Notice of Exchange, a certificate or certificates, registered in the name of the Buyer or its designee, for the number of shares of ConnectClearly Common Stock represented by the surrendered ConnectClearly Common Stock Certificate(s) which were not subject to the Notice of Exchange. As used in this Agreement, "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

          e. Record Buyer. The person or persons entitled to receive the Exchange Shares shall be treated for all purposes as the record holder or holders of such shares of NCT Common Stock as of the Exchange Date. NCT shall be treated by ConnectClearly for all purposes as the record holder of such Shares as of the Exchange Date, and NCT and ConnectClearly shall amend their respective records to so reflect.

          f. NCT's Failure to Timely Exchange. If NCT shall fail to deliver to a Buyer, within seven (7) Business Days following NCT's Receipt, then, in addition to all other available remedies which such Buyer may pursue hereunder, NCT shall pay to such Buyer, on and for each day after such seventh (7th) Business Day until the day delivery is effected, an amount equal to 1.0% of the product of (A) the number of shares of NCT Common Stock not delivered to such Buyer and to which such Buyer is entitled (without regard to the application of the Floor Price) and (B) the highest Closing Bid Price of the NCT Common Stock during the period beginning on the first Business Day after NCT's Receipt and ending on the day NCT delivers to such Buyer Exchange Shares as set forth in the Notice of Exchange (including any payments due to such Buyer pursuant to Section 2(ii)(b)) (such period, the "Non-delivery Period"). The parties agree that the timely exchange of Shares into Exchange Shares is a material element of this Agreement and further agree that the Buyers will suffer damages which may be difficult to quantify if NCT fails, for any reason, to timely deliver the Exchange Shares. Accordingly, the amount of such payments shall be aggregated daily and interest will accrue on such aggregated amount at the rate of 15% per annum, until such aggregate amount and any accrued interest thereon is paid in full (any amount paid under this subsection shall be paid as liquidated damages and not as a penalty).

     2A. CERTAIN ADJUSTMENTS.

          a. (i) ConnectClearly hereby grants to each holder of Shares (each such person a "Holder," and collectively, the "Holders") so long as it shall own, of record or beneficially, at least 125 Shares, the right to purchase all or part of its pro rata share of New Securities (as defined below) which ConnectClearly, from time to time, proposes to issue and sell. Such Holder's pro rata share, for purposes of this preemptive right (the "Preemptive Right"), is the ratio of (x) the number of shares of ConnectClearly Common Stock which such Holder of Shares owns or has the right to acquire from ConnectClearly upon exercise of options or warrants then exercisable or upon conversion of convertible securities then outstanding to (y) the sum of the number shares of ConnectClearly Common Stock then outstanding and the number of such shares issuable upon exercise of options or warrants then exercisable or upon conversion of any other convertible securities then outstanding. The Holders who are entitled to a preemptive right hereunder shall have a right of over-allotment pursuant to this
          Section 2A such that, to the extent any such Holder does not exercise its or his Preemptive Right in full hereunder, such additional shares of New Securities which such Holder did not purchase may be purchased by the other Holders who have a Preemptive Right in proportion to the total number of shares of ConnectClearly Common Stock which each such other Holder owns or has the right to acquire from ConnectClearly compared to the total number of shares of Common Stock which all such other Holders exercising their right of over-allotment own or have the right to acquire from ConnectClearly.

               (ii) "New Securities" shall mean any capital stock of ConnectClearly whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock, issued on or after the Initial Closing Date; provided, that the term "New Securities" does not include (a) securities purchased under this Agreement, (b) shares of ConnectClearly Common Stock issuable upon exercise of stock awards granted pursuant to ConnectClearly's option plans described in Schedule 4(c), (c) shares of ConnectClearly Common Stock issued pursuant to registered public offerings and (d) debt securities that are not, and will not become, directly or indirectly convertible into or exchangeable for capital stock.

               (iii) In the event ConnectClearly proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities and the price and the terms upon which ConnectClearly proposes to issue the same. Each such Holder shall have 20 Business Days from the date of receipt of any such notice to agree to purchase up to such Holder's pro-rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to ConnectClearly and stating therein the quantity of New Securities to be purchased.

               (iv) In the event any Holder entitled to a preemptive right hereunder fails to exercise in full its Preemptive Right (after giving effect to the over-allotment provision of Section 2A(a)(i) hereof), ConnectClearly shall have 90 days thereafter to sell the New Securities with respect to which such Holder's option was not exercised, so long as such New Securities are first offered to any other Holders with a Preemptive Right, at a price and upon terms no more favorable to the purchasers thereof than specified in ConnectClearly's notice to the Holders pursuant to Section 2A(a)(iii). To the extent ConnectClearly shall not issue or sell such New Securities in such 90-day period, ConnectClearly shall not thereafter issue or sell such New Securities without first again offering such securities in the manner provided above.

          b. A Holder may deliver a Notice of Exchange to NCT and the obligations of NCT with respect to such notice shall be triggered under the terms and conditions described below:

               (i) If any of the following (each, a "Triggering Event") shall occur after the Initial Closing Date: (1) NCT consolidates with or merges into any other Person and NCT shall not be the continuing or surviving corporation of such consolidation or merger, (2) another Person consolidates with or merges into NCT and NCT shall be the continuing or surviving Person but, in connection with such consolidation or merger, any capital stock of NCT shall be changed into or exchanged for securities of any other Person or cash or any other property, (3) NCT transfers all or substantially all of its properties or assets to any other Person, or (4) NCT effects a capital reorganization or reclassification of its capital stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement, each Holder holding Shares on the date of the entry by NCT into an agreement in principle to accomplish any of such Triggering Event shall be entitled to written notice from NCT, delivered at least 30 days prior to such Triggering Event, describing in detail the terms of such Triggering Event. Within 20 days of receipt of such notice a Holder may elect, by written notice to NCT, to exchange any Shares, notwithstanding any other restriction on the right to exchange contained herein, at any time prior to such Triggering Event at the Exchange Ratio (using the Actual Closing Bid Price) in effect at the time immediately prior to the date of the consummation of such Triggering Event (the "Distribution Date").

               (ii) Notwithstanding anything contained in this Agreement to the contrary, NCT will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than NCT) which may deliver or issue any securities, cash and/or property (any such delivery or issuance, a "Distribution") in connection with the Triggering Event, shall assume, by written instrument delivered to, and reasonably satisfactory to, each Holder, (1) the obligations of NCT under this Agreement (and if NCT shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release NCT, any continuing obligations of NCT under this Agreement) and (2) the obligation to deliver to such Distribution to the Holders, and such Person shall have delivered to each Holder an opinion of counsel to such Person, which counsel shall be reasonably satisfactory to such Holder, stating that the obligations to exchange any outstanding Shares after such Triggering Event shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection) shall be applicable to the Distribution which such Person may be required to deliver upon any exchange of Shares prior to such triggering Event or the exercise of any rights pursuant this Agreement.

               (iii) If, at any time while Shares are outstanding, NCT shall (1) pay a dividend on, or make any distribution of its assets upon or with respect to (including, but not limited to, a distribution of its property as a dividend in liquidation or partial liquidation or by way of return of capital) NCT Common Stock, (2) offer options or rights to subscribe for shares of NCT Common Stock, or
               (3) issue any Common Stock Equivalents, to any of its holders of Common Stock, then, at least 30 days prior to the record date for such payment, distribution or offer or, in the absence of a record date, on the date of such payment, distribution or offer, each Holder holding Shares shall receive notice of such payment or dividend and the right, notwithstanding any other restriction on the right to exchange contained herein, to exchange some or all of its Shares for Exchange Shares at the Exchange Ratio (using the Actual Closing Bid Price) in effect immediately prior to the record date of such payment, distribution or offer or, in the absence of a record date, immediately prior to the date of such payment, distribution or offer.

     "Additional Shares" means, (a) with respect to ConnectClearly, all shares of ConnectClearly Common Stock issued by ConnectClearly after the Initial Closing Date, and all shares of Other Common, if any, issued by ConnectClearly after the Initial Closing Date, except any Warrant Shares and (b) with respect to NCT all shares of NCT Common Stock issued by NCT after the Initial Closing Date, and all shares of Other Common, if any, issued by NCT after the Initial Closing Date, except the Exchange Shares.

     "Common Stock Equivalents" means any Convertible Security or warrant, option or other right to subscribe for or purchase any additional shares of NCT or ConnectClearly Common Stock, as applicable, or any Convertible Security.

     "Convertible Security" mean evidences of indebtedness, shares of capital stock or other securities which are or may be at any time convertible into or exchangeable for Additional Shares.

     "Other Common" means (a) with respect to ConnectClearly, any capital stock of ConnectClearly of any class which shall be authorized at any time after the Initial Closing Date (other than the Shares) and which shall have the right to participate in the distribution of earnings and assets of ConnectClearly without limitation as to amount and (b) with respect to NCT, any capital stock of NCT of any class which shall be authorized at any time after the Initial Closing Date (other than the NCT Common Stock) and which shall have the right to participate in the distribution of earnings and assets of NCT without limitation as to amount.

     3. BUYER'S REPRESENTATIONS AND WARRANTEES.

     Each Buyer represents and warrants with respect to only itself that:

          a. Investment Purpose. The Buyer is acquiring the Securities (as defined in Section 4(d)) for its own account for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement under the 1933 Act and in compliance with applicable state securities laws or an exemption from such registration.

          b. Accredited Investor Status. As of the Closing Date, such Buyer is an "accredited investor" as that term is defined in Regulation D. As such, the Buyer is able to bear the economic risk of an investment in the Securities and, as of the date hereof, is able to afford a total and complete loss of its investment.

          c. Reliance on Exemptions. Such Buyer understands and acknowledges that the Securities are being offered and sold to it in a private placement in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that ConnectClearly and NCT are relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations and warranties of such Buyer set forth above in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

          d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of ConnectClearly and NCT and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of ConnectClearly and NCT. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on ConnectClearly's representations and warranties contained in Section 4 below or NCT's representations and warranties contained in Section 5 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          e. [Intentionally left Blank]

          f. Transfer or Resale of the Securities. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities issued have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, transferred or otherwise disposed of unless (a) subsequently registered under the 1933 Act and state securities laws, if applicable, (b) such Buyer shall have delivered to ConnectClearly an opinion of counsel, in customary form, to the effect that such securities to be sold, assigned, transferred or otherwise disposed of may be sold, assigned, transferred or otherwise disposed of pursuant to an exemption from such registration, (c) such Buyer provides ConnectClearly with customary assurance that such securities can be sold, assigned, transferred or otherwise disposed of pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"), or (d) such Buyer exchanges the Shares for Exchange Shares pursuant to Section 2 above; (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as provided in
          Section 6A herein, neither ConnectClearly nor any other person is under any obligation to register the Shares under the 1933 Act or any state securities laws, if applicable, or to comply with the terms and conditions of any exemption thereunder.

          g. Transfer or Resale of Exchange Shares. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Exchange Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, transferred or otherwise disposed of unless (a) subsequently registered under the 1933 Act and state securities laws, if applicable, (b) such Buyer shall have delivered to NCT an opinion of counsel, in customary form, to the effect that such securities to be sold, assigned, transferred or otherwise disposed of may be sold, assigned, transferred or otherwise disposed of pursuant to an exemption from such registration, or (c) such Buyer provides NCT with customary assurance that such securities can be sold, assigned, transferred or otherwise disposed of pursuant to Rule 144; (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither NCT nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws, if applicable, or to comply with the terms and conditions of any exemption thereunder.

          h. Legends on Shares of ConnectClearly Common Stock. Such Buyer understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN CUSTOMARY
               FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

          The legend set forth above shall be removed and ConnectClearly shall issue a certificate without such legend to the holder of the Securities, upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Securities is registered under the 1933 Act, (ii) in connection with a sale transaction ConnectClearly shall have received a written opinion of its counsel (such opinion to be furnished at the sole expense of ConnectClearly at the request of a Buyer), to the effect that a public sale, assignment, transfer or other disposition of any of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides ConnectClearly with customary assurances that such Securities can be sold pursuant to Rule 144.

               i. Legends on Exchange Shares. Such Buyer understands that, until such time as the sale of the Exchange Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Exchange Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN CUSTOMARY
               FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

          The legend set forth above shall be removed and NCT shall issue a certificate without such legend to the holder of the Exchange Shares, upon which it is stamped, if, unless otherwise required by state securities laws, (i) with respect to the Exchange Shares only, the Exchange Shares are registered under the 1933 Act, (ii) in connection with a sale transaction, such holder provides NCT with an opinion of counsel, in customary form, to the effect that a public sale, assignment, transfer or other disposition of the Exchange Shares may be made without registration under the 1933 Act, or (iii) such holder provides NCT with customary assurances that the Exchange Shares can be sold pursuant to Rule 144.

          j. Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally the enforcement of, applicable creditors' rights and remedies.

     4. CONNECTCLEARLY'S REPRESENTATIONS AND WARRANTIES

     ConnectClearly represents and warrants to each of the Buyers and NCT that:

          a. Organization and Qualification. ConnectClearly is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware, and has the requisite corporate power and authority to own and use its properties (if any) and assets and to carry on its business as now being conducted. ConnectClearly has no subsidiaries other than as set forth in Schedule 4(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of ConnectClearly and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of the Transaction Documents (as defined below), (y) have or result in a material adverse effect on the results of operations, assets, prospects or condition (financial or otherwise) of ConnectClearly or
          (z) adversely impair the ConnectClearly's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect").

          b. Authorization, Enforcement, Compliance with Other Instruments. ConnectClearly has the requisite corporate power and authority to enter into and perform this Agreement and any related agreements (collectively, the "Transaction Documents"), to issue the Securities issued by it accordance with the terms hereof and otherwise to carry out its obligations under the Transaction Documents. The execution and delivery of the Transaction Documents by ConnectClearly and the
          consummation by it of the transactions contemplated thereby, including, without limitation, the issuance of the Securities, have been duly authorized and no further consent or authorization is required by ConnectClearly. Each of the Transaction Documents has been duly executed and delivered by ConnectClearly and constitutes a valid and binding obligation of ConnectClearly enforceable against ConnectClearly in accordance with its terms, except as such enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies. ConnectClearly is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational documents.

          c. Capitalization. As of the date hereof, the authorized capital stock of ConnectClearly consists of 10,000,000 shares of ConnectClearly Common Stock and 1,000,000 shares of Preferred Stock, of which as of July 31, 2000, 18,000 shares of ConnectClearly Common Stock were issued and outstanding and no shares of preferred stock or notes were issued and outstanding. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 4(c), as of the effective date of this
          Agreement:

               (i) no shares of ConnectClearly's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by ConnectClearly, nor is any holder of capital stock of ConnectClearly entitled to preemptive or similar rights arising out of any agreement or understanding with ConnectClearly by virtue of any of the Transaction Documents;

               (ii) except as set forth on Schedule 4(c)(ii), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of ConnectClearly, or contracts, commitments, understandings or arrangements by which ConnectClearly is or may become bound to issue additional shares of capital stock of ConnectClearly;

               (iii) there are no outstanding debt securities;

               (iv)  there  are  no  agreements  or  arrangements   under  which
               ConnectClearly is obligated to register the sale of any of its securities under the 1933 Act;

               (v) there are no outstanding securities of ConnectClearly which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which ConnectClearly is or may become bound to redeem a security of ConnectClearly;

               (vi)  there  are  no   securities   or   instruments   containing
               anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement;

               (vii) ConnectClearly does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and

               (viii) to the best knowledge of ConnectClearly, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) or has the right to acquire by agreement with or by obligation binding upon ConnectClearly beneficial ownership of in excess of 5% of the ConnectClearly Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          ConnectClearly has furnished to the Buyers true and correct copies of ConnectClearly's Certificate of Incorporation, as amended and as in effect on the date hereof (the "ConnectClearly Certificate of Incorporation"), and ConnectClearly's By-laws, as in effect on the date hereof (the "By-laws").

          d. Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with the terms hereof, shall be
          (i) validly issued, fully paid and nonassessable, and (ii) free from all taxes, liens, encumbrances, security interests, rights of first refusal and charges with respect to the issue thereof. Such securities, upon issuance, will not subject the holders thereof to personal liability by reason of being such holders. The holder of Securities shall be entitled to all rights accorded to a holder of ConnectClearly Common Stock. The shares of ConnectClearly Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." When issued and paid for in accordance with the Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens. The Shares, the Warrants and the Warrant Shares are referred to herein as the "Securities."

          e. No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by ConnectClearly and the consummation by ConnectClearly of the transactions contemplated hereby and thereby will not (i) conflict with or violate the
          Certificate of Incorporation or By-laws, or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a ConnectClearly debt or otherwise) to which ConnectClearly is a party or by which any property or asset of ConnectClearly is bound or affected, (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which ConnectClearly is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed), or by which any property or asset of ConnectClearly is bound or affected or (iv) result in the creation of imposition of a lien or other restriction upon the Securities purchased hereunder or any of the assets of ConnectClearly, or any of its Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act.

          f. No Default or Violation. Except as disclosed in Schedule 4(f), ConnectClearly is not in violation of any term of or in default under its Certificate of Incorporation or By-laws or its organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, lease, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to ConnectClearly. The business of ConnectClearly is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental authority except for any such violation as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

          g. Consents. Except as specifically contemplated by this Agreement and as required under the 1933 Act and applicable state securities laws, neither ConnectClearly nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or governmental agency in connection with the execution, delivery or performance of any of its obligations under or contemplated by this Agreement and/or the other Transaction Documents in accordance with the terms hereof and/or thereof. Except as disclosed in Section 6(f) and Schedule 4(g), all consents, authorizations, orders, filings and registrations which ConnectClearly is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. ConnectClearly has no knowledge of any facts or circumstances which might give rise to any of the foregoing.

          h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of ConnectClearly, threatened against or affecting ConnectClearly or any of the Subsidiaries or any of their respective properties, or ConnectClearly Common Stock.

          i. Acknowledgment Regarding Buyer's Purchase of Shares of ConnectClearly Common Stock. ConnectClearly acknowledges and agrees, based upon Buyer's representations, that the Buyer is acting solely in the capacity of an arms-length purchaser with respect to this Agreement and the transactions contemplated hereby. ConnectClearly further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of ConnectClearly (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Securities. ConnectClearly further represents to the Buyer that ConnectClearly's decision to enter into this Agreement has been based solely on the independent evaluation by ConnectClearly and its representatives.

          j. No Undisclosed Events, Liabilities, Developments or Circumstances. To the best of ConnectClearly's knowledge, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to ConnectClearly or its businesses, properties, prospects, operations or financial condition, which could be material but which has not been publicly announced or disclosed in writing to the Buyer.

          k. No General Solicitation. Neither ConnectClearly, nor any of its Affiliates, nor any Person acting on its or their behalf, has made, or will make, offers or sales of ConnectClearly Common Stock, or any securities that might be integrated with offers and sales of ConnectClearly Common Stock, except to "accredited investors" (as defined in Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Securities Act")) without any general solicitation or advertising and otherwise in compliance with the conditions of Regulation D. The offer and sale by ConnectClearly to the Buyers of the Securities is exempt from the registration requirements of the Securities Act.

          l. Title. Each of ConnectClearly and the Subsidiaries have good title to, or the right to use, all personal property owned or leased by them which is material to the business of ConnectClearly and the Subsidiaries, in each case free and clear of all liens, encumbrances and defects, except for those which do not materially affect the value of such property or interfere with the use made and proposed to be made of such property by ConnectClearly and the Subsidiaries. Neither ConnectClearly nor any of the Subsidiaries owns any real property. Any real property and facilities held under lease by ConnectClearly and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by ConnectClearly and the Subsidiaries.

          m. Rights of First Refusal. ConnectClearly is not obligated to offer the securities offered hereunder on a right of first refusal basis or similar right to any third parties including, but not limited to, current or former shareholders of ConnectClearly, underwriters, brokers, agents or other third parties.

          n. Investment Company. ConnectClearly is not, and is not controlled by or under common control with an Affiliate of, an "investment company" within the meaning of the Investment Company of Act of 1940, as amended.

          o. Disclosure. To the best of ConnectClearly's knowledge, neither this Agreement nor the Schedules attached hereto furnished by or on behalf of ConnectClearly contain any untrue statement of a material fact or omit to state any material fact relating to ConnectClearly necessary in order to make the statements made therein not misleading.

          p. Patents and Trademarks. ConnectClearly has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business, as currently conducted and which the failure to so have would have a Material Adverse Effect.

          q. Regulatory Permits. ConnectClearly and the Subsidiaries possess all franchises, certificates, licenses, authorizations and permits or similar authority issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and neither ConnectClearly nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          r. Insurance. ConnectClearly and each Subsidiary maintains property and casualty, general liability, workers' compensation, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards. Neither ConnectClearly nor any Subsidiary has received notice from, and has any knowledge of any threat by, any insurer (that has issued any insurance policy to ConnectClearly or any Subsidiary) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force. To the best of its knowledge, ConnectClearly is not exposed to liability for environmental hazards.

          s. Taxes. All applicable tax returns required to be filed by ConnectClearly and each of the Subsidiaries have been filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon ConnectClearly, the Subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by ConnectClearly or the Subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate or individually have a Material Adverse Effect.

          t. No Integrated Offering. Other than to the Buyers, neither ConnectClearly, nor any of its Affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any securities under circumstances that would require registration of any such securities under the Securities Act or cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by Connect Clearly for purposes of the Securities Act.

          u. Registration Rights; Rights of Participation. Except as described on Schedule 4(u) attached hereto, (A) ConnectClearly has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of ConnectClearly registered with the Securities and Exchange Commission or any other governmental authority which has not been satisfied and (B) except as set forth on Schedule 4(c) attached hereto, no Person, including, but not limited to, current or former shareholders of ConnectClearly, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Document.

          v. Certain Fees. Except as specifically set forth in Schedule 4(v), no fees or commissions will be payable by ConnectClearly to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Buyers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(v) that may be due in connection with the transactions contemplated by this Agreement. ConnectClearly shall indemnify and hold harmless each of the Buyers, its employees, officers, directors, agents, and partners, and their respective
          Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees.

          w.  Seniority.  No class of equity  securities  of  ConnectClearly  is
          senior  to  the   Securities   in  right  of  payment,   whether  upon
          liquidation, dissolution or otherwise.

          x. Solicitation Materials. ConnectClearly has not distributed any offering materials in connection with the offering and sale of the shares of ConnectClearly purchased hereunder. ConnectClearly confirms that it has not provided the Buyers or their agents or counsel with any information that constitutes or might constitute material non-public information. ConnectClearly understands and confirms that the Buyers shall be relying on the foregoing representations in effecting transactions in securities of ConnectClearly.

     5. NCT'S REPRESENTATIONS AND WARRANTIES

     NCT represents and warrants to each of the Buyers that:

          a. Organization and Qualification. NCT is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware, and has the requisite corporate power and authority to own and use its properties (if any) and assets and to carry on its business as now being conducted. NCT has no material subsidiaries other than as set forth on NCT's most recently filed Annual Report on Form 10-K (collectively, the "NCT Subsidiaries"). Each of the NCT Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of NCT and the NCT Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not (x) adversely affect the legality, validity or enforceability of any of the NCT Transaction Documents (as defined below), (y) have or result in a material adverse effect on the results of operations, assets, prospects or condition (financial or otherwise) of NCT or the NCT Subsidiaries or (z) adversely impair the NCT's ability to perform fully on a timely basis its obligations under any NCT Transaction Document (any of (x), (y) or (z), being a "NCT Material Adverse Effect").

          b. Authorization, Enforcement, Compliance with Other Instruments. NCT has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements (collectively, the "NCT Transaction Documents"), to issue the Exchange Shares in accordance with the terms hereof and otherwise to carry out its obligations under the NCT Transaction Documents. The execution and delivery of the NCT Transaction Documents by NCT and the consummation by it of the transaction contemplated thereby, including, without limitation, the reservation for issuance of the Exchange Shares issuable upon exchange thereof, have been duly authorized by NCT's Board of Directors and no further consent or authorization is required by NCT, its Board of Directors or its stockholders. Each of the NCT Transaction Documents has been duly executed and delivered by NCT and, when delivered, constitutes a valid and binding obligation of NCT enforceable against NCT in accordance with its terms, except as such enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies, and subject to the limitation that the indemnification and contribution provisions of the Registration Rights Agreement may be unenforceable as a matter of public policy. NCT is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational documents.

          c. Capitalization. As of the date hereof, the authorized capital stock of NCT consists of 450,000,000 shares of NCT Common Stock and 10,000,000 shares of NCT Preferred Stock, of which, as of June 30, 2000, approximately 275,014,933 shares of NCT Common Stock were issued and outstanding, and, except for 3,464 shares of Series F Preferred Stock and 2,004 shares of Series G Preferred Stock, no shares of preferred stock, NCT Common Stock or notes were issued and outstanding. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in NCT's SEC Documents (as defined below) and in Schedule 5(c), as of the effective date of this Agreement:

               (i) no shares of NCT's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by NCT, nor is any holder of capital stock of NCT entitled to preemptive or similar rights arising out of any agreement or understanding with NCT by virtue of any of the NCT Transaction Documents;

               (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of NCT, or contracts, commitments, understandings or arrangements by which NCT is or may become bound to issue additional shares of capital stock of NCT;

               (iii) there are no outstanding debt securities;

               (iv) there are no agreements or arrangements under which NCT or any of its subsidiaries is obligated to register the sale of any of its securities under the 1933 Act (except the Registration Rights Agreement);

               (v) there are no outstanding securities of NCT which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which NCT is or may become bound to redeem a security of NCT;

               (vi)  there  are  no   securities   or   instruments   containing
               anti-dilution or similar provisions that will be triggered by the issuance of the NCT Common Stock as described in this Agreement;

               (vii) NCT does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and

               (viii) to the best knowledge of NCT, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) or has the right to acquire by agreement with or by obligation binding upon NCT beneficial ownership of in excess of 5% of the NCT Common Stock.

          NCT has furnished to the Buyers true and correct copies of NCT's Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the "NCT Certificate of Incorporation"), and NCT's By-laws, as in effect on the date hereof (the "NCT By-laws").

          d. Issuance of Exchange Shares. The Exchange Shares issuable upon exchange of the Shares have been duly authorized. Upon exchange, the Exchange Shares will be validly issued, fully paid and nonassessable, free from all taxes, liens, encumbrances, security interests, rights of first refusal and charges with respect to the issue thereof. The holders of the Exchange Shares will not be subject to personal liability by reason of being such holders. The holders of Exchange Shares shall be entitled to all rights accorded to a holder of NCT Common Stock.

          e. No Conflicts. The execution, delivery and performance of this Agreement and the other NCT Transaction Documents by NCT and the consummation by NCT of the transactions contemplated hereby and thereby will not (i) conflict with or violate the NCT Certificate of Incorporation or NCT By-laws, or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a NCT debt or otherwise) to which NCT or any of its subsidiaries is a party or by which any property or asset of NCT is bound or affected, (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which NCT or any NCT Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the NCT Common Stock is traded or listed) or by which any property or asset of NCT or any NCT Subsidiary is bound or affected or (iv) result in the creation of imposition of a lien or other restriction upon the Exchange Shares or any of the assets of NCT, or any of its Affiliates (as such term is defined in Section 6(k) hereof).

          f. No Default or Violation. Except as disclosed in Schedule 5(f), neither NCT nor its subsidiaries is in violation of any term of or in default under the NCT Certificate of Incorporation or NCT By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, lease, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to NCT or its subsidiaries. The business of NCT and the NCT Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority except for any such violation as would not, individually or in the aggregate, have or result in a NCT Material Adverse Effect.

          g. Consents. Except as specifically contemplated by this Agreement and as required under the 1933 Act and applicable state securities laws, neither NCT nor any of the NCT Subsidiaries is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or governmental agency in connection with the execution, delivery or performance of any of its obligations under or contemplated by this Agreement and/or the other NCT Transaction Documents in accordance with the terms hereof and/or thereof. Except as disclosed in Section 6(f) and Schedule 5(g), all consents, authorizations, orders, filings and registrations which ConnectClearly is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. NCT and its subsidiaries have no knowledge of any facts or circumstances which might give rise to any of the foregoing.

          h. SEC Documents: Financial Statements. Since January 1, 1998, NCT has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof (all of the foregoing materials filed prior to the date hereof and all exhibits included therein and financial statements, schedules and documents incorporated by reference therein, being hereinafter collectively referred to as "NCT's SEC Documents") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, NCT's SEC Documents complied in all material respects with the requirements of the
          Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. All material agreements to which NCT is a party or to which the property or assets of NCT are subject have been filed as exhibits to the NCT SEC Documents as required; neither NCT nor any of the NCT Subsidiaries is in breach of any agreement where such breach would reasonably be expected to, individually or in the aggregate, have a NCT Material Adverse Effect. As of their respective dates, the financial statements of NCT contained in NCT's SEC Documents (the "NCT Financial Statements") complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such NCT Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such NCT Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of NCT and the NCT Subsidiaries as of and for the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Since the date of the financial statements included in NCT's last filed Quarterly Report on Form 10-Q for the period ended March 31, 2000, there has been no event, occurrence or development that has had, or would reasonably be expected to have, a NCT Material Adverse Effect which has not been specifically disclosed to the Buyers by NCT. No other information provided by or on behalf of NCT to the Buyer which is not included in NCT's SEC Documents, including, without limitation, information referred to in Section 3(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          i. Absence of Certain Changes. Except as disclosed in Schedule 5(i) and in NCT's SEC Documents (as defined in Section 5(h) above), there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of NCT or the NCT Subsidiaries. NCT has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law, nor does NCT or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          j. Absence of Litigation. Except as disclosed in NCT's SEC Documents (as defined in section 5(h) above), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of NCT or any of its subsidiaries, threatened against or affecting NCT, the NCT Common Stock or any of the NCT Subsidiaries, wherein an unfavorable decision, ruling or finding would, except as expressly set forth in Schedule 5(j), would reasonably be expected to have a NCT Material Adverse Effect.

          k. Acknowledgment Regarding Buyer's Purchase of Shares of ConnectClearly Common Stock. NCT acknowledges and agrees, based upon Buyers' representations, that the Buyers are acting solely in the capacity of an arms-length purchaser with respect to this Agreement and the transactions contemplated hereby. NCT further acknowledges that the Buyers are not acting as a financial advisor or fiduciary of NCT (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby. NCT further represents to the Buyers that NCT's decision to enter into this Agreement has been based solely on the independent evaluation by NCT and its representatives.

          l. No Undisclosed Events, Liabilities, Developments or Circumstances. To the best of NCT's knowledge, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to NCT or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which could be material but which has not been publicly announced or disclosed in writing to the Buyer.

          m. No General Solicitation. Neither NCT, nor any of its affiliates, nor any Person acting on its or their behalf, has made, or will make, offers or sales of NCT Common Stock, or any securities that might be integrated with offers and sales of NCT Common Stock, except to "accredited investors" without any general solicitation or advertising and otherwise in compliance with the conditions of Regulation D. The offer and sale by ConnectClearly to the Buyers of the Securities purchased hereunder and the shares of NCT Common Stock issuable upon exchange of the Shares is exempt from the registration requirements of the Securities Act.

          n. Employee Relations. Neither NCT nor any of the NCT Subsidiaries is involved in any labor dispute nor, to the knowledge of NCT or any of the NCT Subsidiaries, is any such dispute threatened. None of NCT's or the NCT Subsidiaries' employees is a member of a union and NCT believes its and the NCT Subsidiaries' relations with their employees are satisfactory. Each of NCT and each of the NCT Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which NCT or any NCT Subsidiary would have any liability; neither NCT nor any NCT Subsidiary has incurred and expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which NCT or any subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          o. Environmental Laws. NCT and the NCT Subsidiaries, to NCT's knowledge, (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

          p. Title. Each of NCT and the NCT Subsidiaries have good title to, or the right to use, all personal property owned or leased by them which is material to the business of NCT and the NCT Subsidiaries, in each case free and clear of all liens, encumbrances and defects, except as described in Schedule 5(p) and except for those which do not materially affect the value of such property or interfere with the use made and proposed to be made of such property by NCT and the NCT Subsidiaries. Neither NCT nor the NCT Subsidiaries owns any real property. Any real property and facilities held under lease by NCT and the NCT Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by NCT and the NCT Subsidiaries.

          q. Insurance. NCT and each NCT Subsidiary maintains property and casualty, general liability, workers' compensation, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards. Neither NCT nor any NCT Subsidiary has received notice from, and has any knowledge of any threat by, any insurer (that has issued any insurance policy to NCT or any NCT Subsidiary) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force. To the best of its knowledge, NCT is not exposed to liability for environmental hazards.

          r. Regulatory Permits. NCT and the NCT Subsidiaries possess all franchises, certificates, authorizations, licenses, permits or similar authority issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where failure to have such franchises, certificates, authorizations, licenses, permits or similar authorities would not have a NCT Material Adverse Effect on the condition, financial or otherwise, or the earnings, business or operations of NCT and the NCT Subsidiaries, taken as a whole have a NCT Material Adverse Effect ("NCT Material Permits"). NCT and each NCT Subsidiary has no knowledge of, and has received no notice of, proceedings relating to the revocation or modification of any NCT Material Permits.

          s. Internal Accounting Controls. NCT and each of the NCT Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          t. No Materially Adverse Contracts, etc. Neither NCT nor any of the NCT Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which, in the judgment of NCT's officers, has or is expected in the future to have a NCT Material Adverse Effect on the businesses, properties, operations, financial condition, results of operations or prospects of NCT or the NCT Subsidiaries. Neither NCT nor any of the NCT Subsidiaries is a party to any contract or agreement which, in the judgment of NCT's officers, has or is expected to have a NCT Material Adverse Effect on the businesses, properties, operations, financial condition, results of operations or prospects of NCT or the NCT Subsidiaries.

          u. Tax Status. Except as set forth on Schedule 5(u), NCT and each of the NCT Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which they are subject (unless and only to the extent that NCT and each of the NCT Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations (except those being contested in good faith) and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply; or if any of such tax returns have not been filed of if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate or individually have a NCT Material Adverse Effect. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of NCT have no knowledge of, and know of no basis for, any such claim.

          v. Certain Transactions. Except as set forth on Schedule 5(v), in NCT's SEC Documents, arms-length transactions pursuant to which NCT makes payments in the ordinary course of business upon terms no less favorable than NCT could obtain from third parties and other than the grant of stock options disclosed on Schedule 5(c), none of the officers, directors, or employees of NCT is presently a party to any transaction with NCT (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of NCT, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          w. Dilutive Effect. NCT understands and acknowledges that the number of Exchange Shares issuable upon exchange of the Shares will increase in certain circumstances. NCT further acknowledges that its obligation to issue NCT Common Stock upon the exchange of the Shares in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of NCT.

          x. Rights of First Refusal. NCT is not obligated to offer NCT Common Stock on a right of first refusal basis or similar right to any third parties including, but not limited to, current or former shareholders of NCT, underwriters, brokers, agents or other third parties.

          y. Investment Company. NCT is not, and is not controlled by or under common control with an affiliate of, an "investment company" within the meaning of the Investment Company of Act of 1940, as amended.

          z. Disclosure. To the best of NCT's knowledge, neither this Agreement nor the Schedules attached hereto furnished by or on behalf of NCT contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not misleading.

          aa. Patents and Trademarks. NCT and each NCT Subsidiary has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary for use in connection with its business, as currently conducted and which the failure to so have would have a NCT Material Adverse Effect.

      6.    COVENANTS.

          a. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions precedent to Closing as provided in Sections 8, 9 and 10 of this Agreement.

          b. Form D. ConnectClearly agrees to file a Form D with respect to the Securities as required under Regulation D promulgated under the 1933 Act and to provide a copy thereof to each Buyer promptly after such filing.

     NCT agrees to file a Form D with respect to the Exchange Shares as required under Regulation D promulgated under the 1933 Act and to provide a copy thereof to each Buyer promptly after such filing. NCT shall, on or before an applicable Exchange Date (as defined in Section 2 above), take such action as the Buyers shall reasonably request to qualify the sale of Exchange Shares to the Buyers for exemption from applicable securities laws of the state of Delaware and New York, or other applicable "Blue Sky" laws, and shall provide evidence of any such action so taken to the Buyers as soon as practicable following the Exchange Date.

          c. Until the earlier of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Exchange Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Investors shall have sold all the Exchange Shares (the "Registration Period"), NCT shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and NCT shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          d. Use of Proceeds. ConnectClearly shall use all of the proceeds from the sale of the Securities purchased hereunder for working capital and general corporate purposes and not for the satisfaction of any portion of ConnectClearly borrowings outside the normal course of business. While Shares remain outstanding, ConnectClearly shall not satisfy any obligation or liability of any kind, including, without limitation, those owed to a shareholder, officer or director of ConnectClearly, or redeem ConnectClearly equity or equity-equivalent securities.

          e. Financial Information. As long as any Buyer owns Shares and/or Exchange Shares, NCT covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by NCT after the date hereof pursuant to
          Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Buyers with true and complete copies of all such filings. As long as any Buyer owns Shares and/or Exchange Shares, if NCT is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Buyers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. NCT further covenants that it will take such further action as any holder of Shares and/or Exchange Shares may reasonably request, all to the extent required from time to time to enable such Person to sell Shares and/or Exchange Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of any such Person, NCT shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

          f. Reservation of Shares. NCT shall take all action necessary to, at all times, have authorized and reserved for the purpose of issuance, no less than 115% of the number of shares of NCT Common Stock needed to provide for the issuance of the Exchange Shares to effect the exchange of the Shares then issued and outstanding.

          g. Listings. NCT shall cause the Exchange Shares to be approved for quotation on the OTC Bulletin Board or if NCT Common Stock is not currently listed thereon, on the national exchange on which such stock is currently listed, and NCT shall maintain the quotation of its NCT Common Stock on such market. NCT shall promptly provide to each Buyer copies of any notices it receives regarding the continued eligibility of NCT Common Stock for trading on the facility on which it is listed.

          h.   Expenses.   Except  as  provided  in  Section   12(p),   each  of
          ConnectClearly, NCT and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents and the NCT Transaction Documents.

          i. [INTENTIONALLY LEFT BLANK]

          j. Corporate Existence. So long as any of the Securities remain outstanding, ConnectClearly shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of ConnectClearly's assets or any similar transaction or related transactions (each such transaction, a "Sale of ConnectClearly") except if the surviving or successor entity in such transaction expressly assumes, in writing, ConnectClearly's obligations hereunder and under any other agreements and instruments entered into or delivered by ConnectClearly in connection herewith.

          k. Transactions With Affiliates. So long as (i) any of the Securities are outstanding or (ii) any Buyer owns Shares with an aggregate Stated Value equal to or greater than [$250,000], ConnectClearly shall not enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, Affiliates, any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms (b) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (c) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of ConnectClearly. For purposes hereof, any director who is also an officer of ConnectClearly or any subsidiary of ConnectClearly shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls or is controlled by that person or entity, or (iv) is under common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

          So long as (i) any Securities purchased pursuant to this Agreement are outstanding or (ii) any Buyer owns Exchange Shares with a market value equal to or greater than [$250,000], NCT shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the NCT Common Stock, Affiliates, any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each an "NCT Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such NCT Related Party, (c) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of NCT. For purposes hereof, any director who is also an officer of NCT or any subsidiary of NCT shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement.

          l. [Intentionally left Blank]

          m. No Buyer shall engage in "short sales" of NCT Common Stock so long as such Buyer owns Shares; provided, however, that the foregoing shall not prevent any Buyer from selling any shares of NCT Common Stock which it is otherwise permitted to sell pursuant to any other agreement to which both NCT and such Buyer are parties.

          n. [INTENTIONALLY LEFT BLANK]

          o. Permitted Transfers of Shares. Notwithstanding any provision herein to the contrary, (i) ConnectClearly hereby consents to and agrees to register (A) any transfer of Shares by one Buyer to another Buyer, and agrees that no documentation other than executed transfer documents shall be required for any such transfer, and (B) any transfer by any Buyer to an Affiliate of such Buyer or to an Affiliate of another Buyer, or any transfer among any such Affiliates, provided such transfer is otherwise in accordance with applicable law and that such transferee certifies in writing to ConnectClearly that it is an "accredited investor" (as defined in Regulation D). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Buyer under this Agreement and the Registration Rights Agreement; and (ii) NCT hereby consents to and agrees to register (A) any transfer of Exchange Shares by one Buyer to another Buyer, and agrees that no documentation other than executed transfer documents shall be required for any such transfer, and (B) any transfer by any Buyer to an Affiliate of such Buyer or to an Affiliate of another Buyer, or any transfer among any such Affiliates, provided such transfer is otherwise in accordance with applicable law and that such transferee certifies in writing to NCT that it is an "accredited investor" (as defined in Regulation D). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Buyer under this Agreement and the Registration Rights Agreement.

          p. Stop Transfer Orders; Suspension of Qualification. ConnectClearly and NCT may not make any notation on their respective records or give instructions to any transfer agent of ConnectClearly or NCT, as the case may be, which enlarge the restrictions of transfer set forth in this Agreement. ConnectClearly and NCT will advise the Buyers, promptly after either of them receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering of any securities of ConnectClearly and/or NCT, or of the suspension of the qualification of ConnectClearly Common Stock and/or NCT Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

          q. Blue Sky Laws. In accordance with the Registration Rights Agreement, NCT shall qualify the Exchange Shares under the securities or Blue Sky laws of such jurisdictions as the Buyers may reasonably request and shall continue such qualification at all times through the third anniversary of the Closing Date, unless a valid exemption is otherwise available and applicable under such laws.

          r. Integration. ConnectClearly and NCT shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares or Exchange Shares, as the case may be, in a manner that would require the registration under the Securities Act of the sale of any or all of such securities to any Buyer.

          s. Certain Agreements. As long as any Buyer owns Shares, NCT shall not and shall cause ConnectClearly not to, without the consent of the holders of all of the Shares then outstanding, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Buyer; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of capital stock in any manner; (iii) issue any series of preferred stock or other securities with rights senior (in respect of liquidations, dividends, preferences and similar rights) to those of the Shares or the Exchange Shares; or (v) enter into any agreement with respect to any of the foregoing.

          t. Listing and  Reservation of Exchange  Shares;  Compliance with Law.
          (i) NCT shall, (a) take all steps necessary to cause the Exchange Shares to be approved for listing on any other national securities exchange or market on which NCT Common Stock is listed, and (b) provide to the Buyers evidence of such listing, if applicable and (c) NCT shall maintain the listing of NCT Common Stock on at least one national securities exchange or market.

               (ii) NCT shall at all times have authorized and reserved for issuance upon exchange of the Shares purchased hereunder the number of Exchange Shares required to provide for the exchange of 115% of the outstanding Shares.

               (iii) Until the earlier to occur of the fifth anniversary of the Initial Closing Date or the second anniversary of the date no Shares purchased hereunder remained outstanding (if all Shares are exchanged), (A) NCT will cause NCT Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules and regulations thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Securities Act and Exchange Act, except as permitted herein and (B) NCT will take all action within its power to continue the listing or trading of NCT Common Stock on the OTC Bulletin Board.

          u. Notice of Breaches. (i) Each of ConnectClearly, NCT and the each Buyer shall give prompt written notice to the other parties hereto of any breach of any representation, warranty or other agreement contained in this Agreement, the other Transaction Documents or the other NCT Transaction Documents, as well as any events or occurrences arising after the date hereof and prior to any Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of such Closing Date. However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

               (ii) Notwithstanding the generality of this Section, ConnectClearly and NCT shall promptly notify each Buyer of any notice or claim (written or oral) that it receives from any lender of ConnectClearly or NCT to the effect that the consummation of the transactions contemplated hereby or by the other Transaction Documents and NCT Transaction Documents violates or would violate any written agreement or understanding between such lender and ConnectClearly or NCT, as the case may be, and ConnectClearly and NCT shall promptly furnish by facsimile to each Buyer a copy of any written statement in support of or relating to such claim or notice.

               (iii) The default by any Buyer of any of its obligations, representations or warranties under any Transaction Document or any NCT Transaction Document shall not be imputed to, and shall have no effect upon, any other Buyer or affect ConnectClearly's or NCT's obligations under the Transaction Documents or the NCT Transaction Documents to any non-defaulting Buyer or to the defaulting Buyer with respect to any outstanding Shares purchased hereunder or Exchange Shares.

               (iv) Exchange Obligations of NCT. NCT covenants to convert Shares and to deliver the Exchange Shares in accordance with the terms and conditions and within the time period set forth herein.

     6A. PIGGYBACK REGISTRATION RIGHTS. If, at any time when Shares are outstanding and there is no effective registration statement covering the Shares, ConnectClearly shall determine to prepare and file with the Securities Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, ConnectClearly shall send to each holder of Shares written notice of such determination and, if within thirty (30) days after receipt of such notice, any such holder shall so request in writing, (which request shall specify the Shares intended to be disposed of by such holders), ConnectClearly will cause the registration under the Securities Act of all Shares which ConnectClearly has been so requested to register by the holder, to the extent requisite to permit the disposition of the Shares so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, ConnectClearly shall determine for any reason not to register or to delay registration of such securities, ConnectClearly may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration, and
     (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares being registered pursuant to this Section for the same period as the delay in registering such other securities. ConnectClearly shall include in such registration statement all or any part of such Shares such holder requests to be registered. The terms and conditions governing any and all registrations of Shares under this
     Section 6A, and the rights and obligations of the Holders in connection therewith, shall be substantially similar to the terms and conditions prescribed in the Registration Rights Agreement.

     7. TRANSFER AGENT INSTRUCTIONS.

          a. Prior to any registration of the Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
          Section 3(g) of this Agreement. ConnectClearly warrants that no instruction and stop transfer instructions to give effect to Section 3(f) hereof (prior to registration of such shares under the 1933 Act) will be given by ConnectClearly to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of ConnectClearly as and to the extent provided in this Agreement. Nothing in this Section 7 shall affect in any way the Buyers' obligations and agreement to comply with all applicable federal and state securities laws upon resale of the Shares. If a Buyer provides ConnectClearly with an opinion of counsel (which may apply to multiple Buyers), in customary form, that registration for resale by such Buyer of any of the Shares is not required under the 1933 Act, ConnectClearly shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer free from such legend. ConnectClearly acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, ConnectClearly acknowledges that the remedy at law for a breach of its obligations under this Section 7 will be inadequate and agrees, in the event of a breach or threatened breach by ConnectClearly of the provisions of this Section 7, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          b. NCT shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its respective nominee(s), for the Exchange Shares in such amounts as specified from time to time by the Buyer to NCT upon exchange of the Shares for NCT Common Stock (the "NCT's Irrevocable Transfer Agent Instructions"). Prior to registration of the Exchange Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 3(g) of this Agreement. NCT warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 7, and stop transfer instructions to give effect to Section 3(f) hereof (prior to registration of such shares under the 1933 Act) will be given by NCT to its transfer agent and that the Exchange Shares shall otherwise be freely transferable on the books and records of NCT as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this
          Section 7 shall affect in any way the Buyer's obligations and agreement to comply with all applicable federal and state securities laws upon resale of the Exchange Shares. If the Buyer provides NCT with an opinion of counsel, reasonably satisfactory in form and substance to NCT, that registration for resale by the Buyer of any of the Exchange Shares is not required under the 1933 Act, NCT shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer, free from such legend. NCT acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, NCT acknowledges that the remedy at law for a breach of its obligations under this Section 7 will be inadequate and agrees, in the event of a breach or threatened breach by NCT of the provisions of this Section 7, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      8.    CONDITIONS PRECEDENT TO CONNECTCLEARLY'S OBLIGATION TO SELL.

     The obligation of ConnectClearly hereunder to issue and sell the Shares to the Buyers at the Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions may be waived by ConnectClearly at any time in its sole discretion:

          a. The Buyers shall have executed this Agreement, the Registration Rights Agreement and delivered same to ConnectClearly.

          b. NCT shall have executed this Agreement and the Registration Rights Agreement and delivered same to ConnectClearly.

          c. The Buyers shall have delivered to ConnectClearly the applicable Purchase Price for the Shares being purchased by the Buyer at the Closing in United States dollars by wire transfer of immediately available funds pursuant to the wire instructions provided by ConnectClearly. The amount of any such wire transfer shall be reduced by the outstanding amount of unpaid principle and interest due and owing under any promissory note issued by ConnectClearly which is surrendered to ConnectClearly.

          d. The representations and warranties of the Buyers shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyers at or prior to the Closing Date.

     9. CONDITIONS PRECEDENT TO the BUYER'S OBLIGATIONS TO PURCHASE.

          a. Initial Closing. The obligation of each Buyer hereunder to purchase the Initial Shares at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions may be waived with respect to solely to such Buyer at any time in its sole discretion:

               i. ConnectClearly and NCT shall have executed this Agreement and delivered same to Buyers.

               ii. NCT and ConnectClearly shall have executed the Registration Rights Agreement and delivered same to the Buyers.

               iii. NCT Common Stock shall be authorized for quotation on the OTC Bulletin Board, over-the-counter market, AMEX, the NASDAQ Small Cap or National Market or The New York Stock Exchange, Inc., and trading in NCT Common Stock shall not have been suspended for any reason.

               iv. The representations and warranties of ConnectClearly shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and ConnectClearly shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by ConnectClearly at or prior to the Initial Closing Date. The Buyers shall have received a certificate, executed by the President or Chief Financial Officer of ConnectClearly, dated as of the Initial Closing Date, to the foregoing effect.

               v. The representations and warranties of NCT shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 5 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and NCT shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by ConnectClearly at or prior to the Initial Closing Date. The Buyer shall have received a certificate, executed by the Chief Financial Officer of NCT, dated as of the Initial Closing Date, to the foregoing effect.

               vi. Since the date of the financial statements included in NCT's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect, an NCT Material Adverse Effect and/or a material adverse change in the financial condition of NCT shall have occurred (for purposes hereof changes in the market price of the NCT Common Stock may be considered as a factor in determining whether there has occurred an event which has had a Material Adverse Effect or whether a material adverse change has occurred).

               vii. No  statute,  rule,  regulation,  executive  order,  decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement.

               viii. The Buyer shall have received the opinion of NCT's counsel, dated as of the Initial Closing Date, in form and substance reasonably satisfactory to the Buyers and in substantially the form of Exhibit 3 attached hereto.

               ix. ConnectClearly shall have executed and delivered to the Buyer (or the Buyer's designee) (i) the Initial ConnectClearly Common Stock Certificates (in such denominations as the Buyer shall request) for the Initial Shares being purchased by the Buyers at the Initial Closing and (ii) warrant certificate(s) representing the Initial Warrants, registered in the name of such Buyer, in form satisfactory to the Buyer.

               x. On or prior to the Initial Closing Date, ConnectClearly shall have duly reserved the number of Exchange Shares and Warrant Shares required by this Agreement to be reserved for issuance upon exchange of the Shares and upon exercise of the Warrants.

               xi. NCT's Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyers, shall have been delivered to and acknowledged in writing by NCT's transfer agent.

          b. Second Closing. The obligation of each Buyer hereunder to purchase the Second Tranche Shares at the Second Closing is subject to the satisfaction, at or before the Second Closing Date, of each of the following conditions, provided that these conditions may be waived with respect to solely to such Buyer at any time in its sole discretion:

               i. The Initial Closing shall have occurred.

               ii. The registration statement with respect to the Exchange Shares shall have been declared effective under the Securities Act by the SEC, shall not be subject to any stop order or any suspension.

               iii. NCT Common Stock shall be authorized for quotation on the OTC Bulletin Board, over-the-counter market, AMEX, the NASDAQ Small Cap or National Market or The New York Stock Exchange, Inc., and trading in NCT Common Stock shall not have been suspended for any reason.

               iv. The representations and warranties of ConnectClearly shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and ConnectClearly shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by ConnectClearly at or prior to the Second Closing Date. The Buyers shall have received a certificate, executed by the President or Chief Financial Officer of ConnectClearly, dated as of the Second Closing Date, to the foregoing effect.

               v. The representations and warranties of NCT shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 5 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and NCT shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by ConnectClearly at or prior to the Second Closing Date. The Buyer shall have received a certificate, executed by the Chief Financial Officer of NCT, dated as of the Second Closing Date, to the foregoing effect.

               vi. Since the date of the financial statements included in NCT's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect, an NCT Material Adverse Effect and/or a material adverse change in the financial condition of NCT shall have occurred (for purposes hereof changes in the market price of the NCT Common Stock may be considered as a factor in determining whether there has occurred an event which has had a Material Adverse Effect or whether a material adverse change has occurred).

               vii. No  statute,  rule,  regulation,  executive  order,  decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Warrants or the Registration Rights Agreement.

               viii. The Buyer shall have received the opinion of NCT's counsel, dated as of the Second Closing Date, in form and substance reasonably satisfactory to the Buyers and in substantially the form of Exhibit 3 attached hereto.

               ix. ConnectClearly shall have executed and delivered to the Buyer (or the Buyer's designee) (i) the Second ConnectClearly Common Stock Certificates (in such denominations as the Buyer shall request) for the Second Tranche Shares being purchased by the Buyers at the Second Closing and (ii) warrant certificate(s) representing the Second Tranche Warrants, registered in the name of such Buyer, in form satisfactory to the Buyer.

               x. NCT's Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyers, shall have been delivered to and acknowledged in writing by NCT's transfer agent.

               xi. No Change of Control shall have occurred since the Initial Closing Date. "Change of Control" means the occurrence of any of
               (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d5(b)(1) promulgated under the Exchange Act) of in excess of 50% of the voting securities of ConnectClearly and/or NCT, (ii) a replacement of more than one-half of the members of the Boards of Directors of ConnectClearly and/or NCT which is not approved by those individuals who are members of such Boards of Directors on the date hereof in one or a series of related transactions, (iii) the merger of ConnectClearly and/or NCT with or into another entity, consolidation or sale of all or substantially all of the assets of ConnectClearly and/or NCT in one or a series of related transactions or (iv) the execution by ConnectClearly and/or NCT of an agreement to which ConnectClearly and/or NCT is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

     10. CONDITIONS PRECEDENT TO NCT'S OBLIGATION TO EXCHANGE

     The obligation of NCT hereunder to issue the Exchange Shares to a Buyer on an Exchange Date is subject the occurrence of the Initial Closing Date with respect to the Initial Shares and the Second Closing Date with respect to the Second Tranche Shares.

     11. INDEMNIFICATION.

          a. By NCT and ConnectClearly. In consideration of the Buyers' execution and delivery of this Agreement and acquisition of the Shares hereunder, and in addition to all of ConnectClearly's and NCT's other obligations under this Agreement, ConnectClearly and NCT, jointly and severally, shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Shares and/or Exchange Shares (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities") incurred by the Indemnitees or any of them in connection with or as a result of any matter referred to in the Transaction Documents and/or the NCT Transaction Documents, including, but not limited to: (a) any misrepresentation or breach of any representation or warranty made by ConnectClearly and/or NCT in the Transaction Documents and/or the NCT Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or
          (b) any breach of any covenant, agreement or obligation of ConnectClearly and/or NCT contained in the Transaction Documents and/or the NCT Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; provided, however, that this Section 11 shall not apply to the extent that it is finally judicially determined that such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith resulted solely from the gross negligence or bad faith of the Buyers. If for any reason the foregoing indemnification is unavailable to one or more Buyers or is insufficient to hold any such Indemnitee harmless, then ConnectClearly and NCT shall contribute to the amount paid or payable by such Buyer or Buyers as a result of such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in such proportion as is appropriate to reflect the relative economic interests of ConnectClearly and NCT and their respective shareholders on the one hand and the Buyers on the other hand in the matters contemplated by the Transaction Documents and the NCT Transaction Documents as well as the relative fault of ConnectClearly and NCT and the Buyers with respect to such actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of ConnectClearly and NCT under this paragraph shall be in addition to any liability which ConnectClearly and NCT may otherwise have, shall extend upon the same terms and conditions to any Affiliate of the Buyers and the partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Buyers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of ConnectClearly, NCT, the Buyers, any such Affiliate and any such Person. ConnectClearly and NCT also agree that neither the Buyers nor any of such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to ConnectClearly and NCT or any Person asserting claims on behalf of or in right of ConnectClearly and/or NCT in connection with or as a result of any matter referred to in this Agreement except to the extent that it is finally judicially determined that any losses, claims, damages, liabilities or expenses incurred by ConnectClearly and/or NCT result solely from the gross negligence or bad faith of, or knowing breach of this Agreement by, the Buyers. Promptly after receipt by the Buyers or any Affiliate, partners, directors, agents, employees and controlling persons, as the case may be, of notice of any claim or other commencement of any action in respect of which indemnity may be sought, such party will notify ConnectClearly and NCT in writing of the receipt or commencement thereof and ConnectClearly and NCT shall have the right to assume the defense of such claim or action (including the employment of counsel reasonably satisfactory to the indemnified parties and the payment of fees and expenses of such counsel). The indemnified party shall cooperate with ConnectClearly and NCT and their counsel in the defense of such claim or action. The Buyers understand that ConnectClearly and NCT shall not in connection with any one such claim or action or separate but substantially similar related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all of the indemnified parties unless the defense of one indemnified party is unique or separate from that of another indemnified party or one or more legal defenses are available to an indemnified party but not to other indemnified parties subject to the same claim or action. In the event ConnectClearly and NCT do not promptly assume the defense of a claim or action, the indemnified parties shall have the right to employ counsel reasonably satisfactory to ConnectClearly, at ConnectClearly's expense, to defend such claim or action. The indemnified party shall not admit any liability with respect to the claim or action or settle, compromise, pay or discharge the same without the prior written consent of ConnectClearly and NCT so long as they are reasonably contesting or defending the same in good faith. ConnectClearly and NCT shall not compromise, settle or discharge any claim or action without the Buyers' consent, as applicable, which consent will not be unreasonably withheld, unless there is no finding or admission of any violation of any law against the indemnified party and the sole relief is monetary damages paid in full by ConnectClearly and NCT. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of either our engagement or any matter referred to in this Agreement is hereby waived by the parties hereto. The provisions of this Section 11 shall survive any termination or completion of the Transaction Documents and the NCT Transaction Documents.

          b. By the Buyers. Each Buyer, severally and not jointly, shall indemnify each of ConnectClearly and NCT from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (including reasonable attorneys' fees and disbursements) incurred by them in connection with or as a result of such Buyer's breach of any representation or warranty made by such Buyer in the Transaction Documents and the NCT Transaction Documents.

          c. Limitation of Liability. No Buyer shall be liable to ConnectClearly or NCT pursuant to this Section 11 in an aggregate amount greater than the ratable amount of the Purchase Price relating to the Securities purchased by such Buyer. ConnectClearly and NCT shall not be liable to the Buyers pursuant to this Section 11 for any amount in excess of the aggregate Purchase Price. No party may seek to limit their liability pursuant to this subsection 11(c) in the event the liability such party seeks to limit arises from (i) such party's knowing or willful misconduct or gross negligence or (ii) in the case of indemnification by NCT or ConnectClearly, a third party claim or governmental claim arising from NCT or ConnectClearly's violation or alleged violation of federal or state securities laws.

     12. GOVERNING LAW, MISCELLANEOUS.

          a. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

          b. Consent to Jurisdiction. (1) The parties expressly consent to the exclusive jurisdiction and venue of the federal courts whose districts encompass any part of the City of New York, New York or the state courts of the State of New York sitting in the City of New York, New York, for the adjudication of any civil action related to or arising out of, in whole or in part, this Agreement, the other Transaction Documents and the other NCT Transaction Documents.

               (2) In connection with any dispute between ConnectClearly, NCT and/or any Buyer related to, connected with or arising out of, in whole or in part, the Transaction Documents and/or the NCT Transaction Documents, the prevailing party shall be awarded all reasonable attorneys' fees and expenses incurred by it. In that connection, fees and expenses actually paid by a party in connection with the litigation of any dispute shall be presumed reasonable.

               (3) In the event that any Buyer becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including shareholders of ConnectClearly or NCT, in connection with or as a result of any matter referred to in the Transaction Documents and/or the NCT Transaction Documents, ConnectClearly will reimburse such Buyer for its legal fees and expenses and other expenses (including the cost of any investigation and preparation) incurred in connection therewith; provided, however, that if at the conclusion of such action, proceeding or investigation it shall be finally judicially determined by a court of competent jurisdiction that indemnity for such fees and expenses is contrary to law, or that a judgment adverse to the Buyer is entered, then in that event, such party and/or any other person having received such advances of fees and expenses shall reimburse ConnectClearly in full for the sums advanced.

          c. Waiver of Jury Trial. (1) The parties hereto each waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to the Transaction Documents and/or the NCT Transaction Documents, or the transactions contemplated by the Transaction Documents and/or the NCT Transaction Documents, in any action, proceeding or other litigation of any type brought by either of the parties against the other, whether with respect to contract claims, tort claims, or otherwise. The parties hereto each agree that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this Section 12(c) as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of any of the Transaction Documents, the NCT Transaction Documents or any provision hereof or thereof. The waiver shall apply to any subsequent amendments, renewals, supplements or modifications to any of the Transaction Documents and/or the NCT Transaction Documents.

               (2) The provisions of this Section 12(c) shall survive any termination or completion of the Transaction Documents and the NCT Transaction Documents.

          d. Counterparts. This Agreement may be executed in three or more identical counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. All of the signature pages of this Agreement when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

          e.  Headings.  The headings of this  Agreement are for  convenience of
          reference   only  and  shall   not  form   part  of,  or  affect   the
          interpretation of, this Agreement.

          f. Severability. If any term, provision, covenant or restriction of this Agreement is held to be illegal, void, invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          g. Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, ConnectClearly, NCT, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither ConnectClearly, NCT nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by each of the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof or thereof, nor shall any delay or omission of any party to exercise any right hereunder or thereunder in any manner impair the exercise of any such right accruing to it thereafter.

          h. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered on the earlier of (i) receipt, when delivered personally; (ii) receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; (iv) the date of transmission, if such notice or communication is delivered on a Business Day via facsimile to the facsimile telephone number specified below prior to 5:00 p.m., New York City time, or (v) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to NCT   :           20 Ketchum Street
                              Westport, Connecticut 06880
                              Attention: Chief Financial Officer

                              Telephone:  (203) 226-4447
                              Facsimile:  (203) 226-4338

      With a copy to:         William P. O'Neill, Esq.
                              Crowell & Moring LLP
                              1001 Pennsylvania Avenue, NW, 10th floor
                              Washington, DC  20004-2595

                              Telephone:  (202) 624-2603
                              Facsimile:  (202) 628-5116

      If to ConnectClearly:   20 Ketchum Street
                              Westport, Connecticut 06880
                              Attention: Treasurer

                              Telephone:  (203) 226-4447
                              Facsimile:  (203) 226-4338


      With a copy to:         William P. O'Neill, Esq.
                              Crowell & Moring LLP
                              1001 Pennsylvania Avenue, NW, 10th floor
                              Washington, DC  20004-2595

                              Telephone:  (202) 624-2603
                              Facsimile:  (202) 628-5116


If to the Buyer, to its address and facsimile number on the signature page hereof, with copies to the Buyer's counsel as set forth in a notice to ConnectClearly or NCT. Each party shall provide five (5) days' prior written notice to the other parties of any change in address or facsimile number.

          i. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. NCT and/or ConnectClearly may not assign this Agreement, or any rights or obligations hereunder without the prior written consent of the Buyers. Each Buyer may assign this Agreement, or any rights or obligations hereunder (i) to its Affiliates or to another Buyer without the prior written consent of ConnectClearly,
          (ii) to any other person with the prior written consent of ConnectClearly, such consent not to be unreasonably withheld and (iii) to a permitted transferee of the Shares or the Exchange Shares to the extent permitted by applicable law. This provision shall not limit the Buyer's right to transfer securities or transfer or assign rights under any Registration Rights Agreement to which it is a party.

          j. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          k. Survival. Unless this Agreement is terminated under Section 12(n), the representations and warranties of ConnectClearly, NCT and the Buyer contained in Sections 3, 4 and 5 shall survive for a period of three (3) years from the Closing. Any covenants or agreements relating to the Shares or Exchange Shares shall expire only when no such shares remain outstanding. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          l. Publicity. ConnectClearly, NCT and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that ConnectClearly or NCT shall each be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by ConnectClearly and NCT in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          m. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          n. Termination. In the event that the Closing shall not have occurred with respect to the Buyer on or before five (5) Business Days from the date hereof due to ConnectClearly's, NCT's or the Buyer's failure to satisfy the conditions precedent to Closing as set forth in Sections 8 and 9 above (and a non-breaching party's failure to waive such unsatisfied condition(s)), any non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

          o. Effect and Construction of Agreement. Except as expressly provided herein, this Agreement shall remain in full force and effect in accordance with its respective terms, and shall not be construed to
          (i) waive or impair any rights, powers or remedies of the Buyers under this Agreement and the related documents, or (ii) require the Buyers to make any investments, loans or other extensions of credit to ConnectClearly or NCT.

          p. Certain Fees and Expenses. ConnectClearly shall pay the reasonable legal fees and expenses of Stroock & Stroock & Lavan LLP, counsel to the Buyers, incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents and the NCT Transaction Documents to a maximum amount of $30,000. ConnectClearly shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by it incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents and the NCT Transaction Documents. ConnectClearly shall pay all stamp and other taxes and duties levied in connection with the issuance of its securities pursuant to the Transaction Documents.

          q. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Buyers will be entitled to specific performance of the obligations of NCT and ConnectClearly under the Transaction Documents and the NCT Transaction Documents and injunctive relief. Each of the parties hereto (severally and not jointly) agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation or injunctive relief the defense that a remedy at law would be adequate.

          r. Joint and Several Liability. NCT and ConnectClearly shall be jointly and severally liable for the performance of this Agreement.

     IN WITNESS WHEREOF, the Buyers, ConnectClearly and NCT have caused this Securities Purchase and Supplemental Exchange Rights Agreement to be duly executed as of the date first written above.

                             CONNECTCLEARLY.COM, INC.


                        By: /S/CY E. Hammond
                            ----------------------------------
                             Name: Cy E. Hammond
                             Its:  Senior Vice President
                                   and Treasurer


                             NCT GROUP, INC.


                        By: /s/CY E. HAMMOND
                            ----------------------------------
                             Name: Cy E. Hammond
                             Its:  Senior Vice President and
                                   Chief Financial Officer




                       [SIGNATURES CONTINUE ON NEXT PAGE]

                             "BUYER"

                             BALMORE FUNDS, S.A.

                             By:         /s/Gisela Kindle
                             Name:       Gisela Kindle
                             Title:      Director
                             Address:    Balmore Funds, S.A.
                                         Trident Chambers
                                         P.O. Box 146
                                         Proadstown, Tortola BVI

                             Telephone:(011) 4175-384-1953
                             Facsimile:(077)4175-384-1946




                               AUSTOST ANSTALT SCHAAN


                             By:         /s/Thomas Harkel
                             Name:       Thomas Harkel
                             Title:      Representative
                             Address:    Austost Anstalt Schaan
                                         744 Fuerstentum
                                         Landstrusse, 163
                                         Lichtestein

                             Telephone:(____) ___________________
                             Facsimile:(____) ___________________




                               ZAKENI LIMITED


                             By:         /s/BERNARD MULLER
                             Name:       Bernard Muller
                             Title:      President
                             Address:    Zakeni Limited
                                         Grand Bahamas

                             Telephone:(011) 4141-727-5070
                             Facsimile:(011)4141-727-5080

                                   EXHIBIT 1

                                 NCT GROUP, INC.
                              NOTICE OF EXCHANGE

     Reference  is made to the  Securities  Purchase and  Supplemental  Exchange
Rights Agreement (the "Securities Purchase Agreement"). In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to exchange the number of shares of common stock, $0.01 par value per share, of ConnectClearly.com, a Delaware corporation (the "Shares"), indicated below for shares of common stock, $.01 par value per share, of NCT Group, Inc. (the "Exchange Shares"), by tendering the stock certificate(s) representing the share(s) of ConnectClearly Common Stock specified below as of the date specified below.

     The undersigned acknowledges that no sale by the undersigned of the securities issuable to the undersigned upon exchange of the Shares shall be made unless (i) a registration statement for such shares under the Securities Act of 1933, as amended (the "Act") is in effect, (ii) the Corporation has received an opinion of counsel, in customary form, that such sale is exempt from registration required by Section 5 of the Act.

     Date of Exchange:



     Number of Shares to be exchanged:


     Stock certificate no(s). representing Shares to be exchanged:

     Please confirm the following information:

     Exchange Rate:


     Number of shares of NCT Common Stock to be issued:


     Wire Instructions:

     Please issue the NCT Common Stock for which the Shares are being exchanged in the following name and to the following address:

     Issue to:


     Facsimile Number:

     Authorization:


     By:______________________________________
     Title:_____________________________________
     Dated:


ACKNOWLEDGED AND AGREED:

NCT GROUP, INC.

By: _____________________________
Name:___________________________
Title:____________________________

Date:____________________________

                                  SCHEDULE 4(a)

                         Organization and Qualification

None.

                                  SCHEDULE 4(c)

                                Capitalization

                                  SCHEDULE 4(f)

                              Defaults, Violations


    None.

                                 SCHEDULE 4(g)

                                    Consents

      None.

                                  SCHEDULE 4(u)

                           Registration Rights; Rights of Participation

      None.

                                  SCHEDULE 4(v)

                                  Certain Fees

                                  SCHEDULE 5(c)

                                 Capitalization


Carole Salkind: beneficial ownership of 10.77% of the outstanding Common Stock as of June 30, 2000.

                                 SCHEDULE 5(f)

                              Defaults, Violations


      None.

                                 SCHEDULE 5(g)

                                    Consents

      None.

                                  SCHEDULE 5(i)

                           Absence of Certain Changes

                                 SCHEDULE 5(j)

                                  Litigation


      None.

                                 SCHEDULE 5(p)

                                      Title



     Salkind Secured Convertible Notes:


     Security interest in the NCT's now owned and after acquired inventory or receivables in respect thereof and all products and proceeds thereof.

                                 SCHEDULE 5(u)

                                  Tax Status



      None.

                                 SCHEDULE 5(v)

                             Certain Transactions


      None.

125


                                   SCHEDULE I

                                     BUYERS



Name and Address of Buyer                    Purchase Price     Second       Purchase Price                 Second
                                Initial       for Initial       Tranche        for Second      Initial     Tranche
                                Shares          Shares          Shares       Tranche Shares    Warrants    Warrants
-------------------------------------------------------------------------------------------------------------------------
Austost Anstalt Schaan           375           $375,000          375            $375,000         375         375
      744 Fuerstentum
      Landstrasse 163,
      Lichtenstein
-------------------------------------------------------------------------------------------------------------------------

Balmore Funds S.A.               375           $375,000          375            $375,000         375         375
      Trident Chambers
      P.O. Box 146
      Roadstown Tortola, BVI
-------------------------------------------------------------------------------------------------------------------------

Zakeni, Ltd                      250           $250,000          250            $250,000         250         250
Grand Bahamas
-------------------------------------------------------------------------------------------------------------------------